UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 21, 2024

Solid Power, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-40284	86-1888095
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

486 S. Pierce Avenue, Suite E Louisville, Colorado	80027
(Address of principal executive offices)	(Zip code)

(303) 219-0720

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	SLDP	The Nasdaq Stock Market LLC

Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50	SLDPW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On June 21, 2024, Solid Power Operating, Inc., a wholly owned subsidiary of Solid Power, Inc. (collectively, the “Company”), and BMW of North America, LLC (“BMW”) entered into Amendment No. 5 to Joint Development Agreement, dated June 21, 2024 (“Amendment No. 5”). The Company and BMW previously entered into a Joint Development Agreement, dated July 1, 2017 (as amended, the “JDA”). Pursuant to the terms of Amendment No. 5, the Company and BMW agreed to (i) extend the term of the JDA to September 30, 2024 and (ii) revise the payment schedule under Amendment No. 4 to the JDA, effective November 1, 2022. BMW Holding B.V., an affiliate of BMW, has the right to nominate a director for election to the Company’s board of directors (the “Board”) as well as the right to designate an individual to attend meetings of the Board and its committees in a non-voting, observer capacity.

The foregoing description of Amendment No. 5 is qualified in its entirety by the full text of Amendment No. 5, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)   Exhibits.

See the Exhibit index below, which is incorporated herein by reference.

Exhibit No.	Description
10.1±	Amendment No. 5 to Joint Development Agreement, effective June 21, 2024, between Solid Power Operating, Inc. and BMW of North America, LLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

±      Certain portions of this exhibit have been omitted in accordance with Regulation S-K Item 601. The Company agrees to furnish an unredacted copy of the exhibit to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: June 24, 2024

SOLID POWER, INC.

By:	/s/ James Liebscher
	Name:	James Liebscher
	Title:	Chief Legal Officer and Secretary